Exhibit 10.9

PACIFIC NORTHWEST DIVISION

Battelle Memorial Institute

Technology Deployment and Outreach

Attention PNNL IP Compliance Office

P.O. Box 999, Mailstop Kl-71 902 Battelle Blvd.

Richland, WA 99352

Telephone: (509) 375-2075

Fax: (509)372-4589

Email: complianceoffice@pnnl.gov

October 31,2019

VIA EMAIL .PDF

Harmony Energy Technologies Corporation

Attention: Mr. Nick Zeng

P.O. Box 5415

New York, NY 10185

Email: nick.zeng@hetcusa.com

Telephone: (212) 602-1188

RE : LICENSE AGREEMENT NO. 528131 AS AMENDED, BETWEEN BATTELLE MEMORIAL INSTITUTE AND HARMONY ENERGY TECHNOLOGIES CORPORATION

LETTER AMENDMENT 4

Dear Mr. Zeng:

This letter Amendment 4 changes the royalty rate, alters the amounts and dates pertaining to minimum annual royalties, and includes an amendment fee. This Amendment 4 shall be effective on the date of last signature hereto (“Effective Date”). Based on the negotiations of the Parties the License Agreement is amended as follows:

1.	Article 3, CONSIDERATION, Paragraph C, is amended to read as follows:

	C.	LICENSEE shall pay to BATTELLE a royalty of one and five tenths of one percent (1.5%) of ELECTROLYTE SALES REVENUES.

2.	Article 4, MINIMUM ROYALTIES, Table 1, is amended to read as follows:

902 Battelle Boulevard I P.O. Box 999 | Richland, WA 99352 | 888.375.7665 | inquiry@pnnl.gov | www.pnnl.gov

2

Harmony Energy Technologies Corporation

Agreement 528131 - Amendment 4

October 31, 2019

Table 1.

Calendar Year	Minimum Royalties US $ Per Calendar Year
2016	$0
2017	$0
2018	$0
2019	$0
2020	$0
2021	$0
2022	$5,000
2023	$10,000
2024 and each calendar year thereafter during the term of this Agreement	$20,000

3.	In consideration for this Amendment 4, LICENSEE shall pay BATTELLE an amendment fee in the amount of Two Hundred Fifty United States Dollars ($250 US) due on the Effective Date of this Amendment 4.
4.	All other provisions of the License Agreement shall remain unchanged.

Please review this Amendment 4 and confirm that you are in agreement with these changes. If you are in agreement, please indicate your acceptance below and return one copy of this Letter Amendment 4 along with the Amendment Fee by November 8,2019, to:

Battelle Memorial Institute

Technology Deployment and Outreach Attention PNNL IP Compliance Office

P.O. Box 999, Mailstop Kl-71

902 Battelle Blvd.

Richland, WA 99352

Telephone: (509) 375-2075

Fax: (509) 372-4589

Email: complianceofFice@pnnl.gov

3

Harmony Energy Technologies Corporation

Agreement 528131 - Amendment 4

October 31, 2019

Sincerely

BATTELLE MEMORIAL INSTITUTE		HARMONY ENERGY TECHNOLOGIES CORPORATION

BY		BY
PRINTED NAME	Peter C. Christensen	PRINTED NAME	Nick N ZENG
TITLE	Deputy Director for Licensing	TITLE	CEO
DATE	10/31/19	DATE	10/31/2019